U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                        FORM 8-K


                                      CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): February 2, 2006

                                        WORLD AM, INC.
                     (Exact Name of Company as Specified in Its Charter)

          Nevada                      0-30639                 90-0142757
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

  4040 MacArthur Boulevard, Suite 240, Newport Beach, California   92660
     (Address of Principal Executive Offices)                    (Zip Code)

        Company's telephone number, including area code:  (949) 955-5355

                    _______________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On February 2, 2006, Willis J. Kollars resigned as a director and secretary of the Company in order to pursue other interests.


                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: February 2, 2006                By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer